SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13: SUBSEQUENT EVENTS

On February 11, 2025, the Company received written notice from the Nasdaq Stock Market, LLC (“Nasdaq”) that based on the closing bid price per share immediately preceding entering into a binding agreement to issue the securities for the Private Placement of $1.47 per share plus $0.125 attributable to the value of the warrants, the market value of the transaction for purposes of Listing Rule 5625(c) was $1.595. Since the shares and warrants sold in the private placement were issued below the market value, and the Company failed to obtain shareholder approval, the Company violated Listing Rule 5635(c). Accordingly, this matter served as an additional basis for delisting the Company’s securities from Nasdaq.

Subsequently, on February 11, 2025, the Company completed amendments to the warrants prohibiting exercise until shareholder approval has been obtained. As a result, the Staff of Nasdaq has determined that the Company has regained compliance with Listing Rule 5635(c) and subject to the disclosure requirements below, this matter is now closed.

On March 5, 2025, the Company entered into a securities purchase agreement with certain existing accredited shareholders (“the “Purchasers”) for the issuance and sale in a private placement (the “March 2025 Private Placement”) of an aggregate principal amount of $1,365,000 in the form of Senior Secured Convertible Promissory Notes (the “Convertible Notes”), before deducted estimated costs of $50,000.

The Convertible Notes, which are convertible into units consisting of one share of common stock and 2.25 warrants (the “March 2025 Warrants”), will be senior, secured obligations of the Company. Interest will accrue and be payable on a quarterly basis in kind at 3.4%, the applicable federal rate at the time of the transaction. The Convertible Notes will mature on March 6, 2030, unless earlier converted in accordance with the terms of the Convertible Notes. In addition, the Company shall have the option to convert the Convertible Notes into units at the Conversion Price if the sum of the net proceeds from the sale of the Convertible Notes and the net proceeds from the sale of any shares of common stock and warrants by the Company subsequent to the March 2025 Private Placement equals or exceeds $4 million.

The March 2025 Warrants are exercisable for five years at $0.25 per share for the first 24 months after issuance, and $0.50 per share thereafter.

The holders of the Notes are entitled to three representatives on the Company’s board of directors.

In addition, the Company granted the Purchasers of the Convertible Notes certain customary registration rights with respect to the shares of common stock and shares of common stock underlying the March 2025 Warrants. On March 6, 2025, the Company received written notice from Nasdaq that it would grant the Company’s request for continued listing on the Nasdaq Capital Market subject to certain conditions. Although the Company has been granted the conditional exception to remain listed on the Nasdaq Capital Market, no assurance can be provided that it will be successfully meet the conditions of the exception and that its common stock will continue to be listed on The Nasdaq Capital Market.

Subsequent to December 31, 2024 and through March 25, 2025, the Company sold 12,277,441 shares under the 2024 At the Market Offering Agreement for gross proceeds of approximately $3,483,000 before deducting expenses of approximately $146,000. As of March 25, 2025, total gross proceeds to the Company over the life of the At the Market Offering Agreement is $4,388,000 and the value of the remaining availability was approximately $62,000 that could be sold to H.C. Wainwright under the 2024 At the Market Offering Agreement, subject to the terms of the 2024 At the Market Offering Agreement.